UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2005

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 23, 2005, Cohu, Inc. issued a press release related to the timing of the announcement of second quarter 2005 results; thermal IC test handler demand and UAE contract revenue recognition.

A copy of the press release dated June 23, 2005 is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1

Description

Cohu To Announce Second Quarter 2005 Results; Thermal IC Test Handler Demand Remains Strong; UAE Contract Revenue Expected to Be Recognized in Q3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

June 23, 2005	By:	John H. Allen

Name: John H. Allen
Title: VP Finance & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Cohu To Announce Second Quarter 2005 Results; Thermal IC Test Handler Demand Remains Strong; UAE Contract Revenue Expected to Be Recognized in Q3